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EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 12, 2004 in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-113760) and related Prospectus of Digirad Corporation for the registration of shares of its common stock.

                      /s/ ERNST & YOUNG LLP

San Diego, California
April 26, 2004

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  EXHIBIT 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS